UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 9, 2005
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota (Address of principal executive offices)	55435 (Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On November 9, 2005, the Nash-Finch Company (“Nash Finch”) Board of Directors accepted the resignation of Laura Stein as a director of Nash Finch effective December 31, 2005. Ms. Stein is a member of the Board’s Corporate Governance Committee, and cited competing demands on her time as prompting her resignation.
(d) Also at its November 9, 2005 meeting, the Nash Finch Board of Directors elected Robert L. Bagby, Chairman and Chief Executive Officer of A.G. Edwards, Inc., as a director of Nash Finch. Mr. Bagby’s initial term as a director will continue until the 2006 annual meeting of Nash Finch stockholders. The Board will appoint Mr. Bagby to a Board committee at a future meeting.
     There are no arrangements or understandings between Mr. Bagby and any other person pursuant to which Mr. Bagby was elected to serve as a director, nor are there any transactions to which Nash Finch or any of its subsidiaries is a party in which the amount involved exceeds $60,000 and in which Mr. Bagby has a direct or indirect material interest.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective November 9, 2005, the Nash Finch Board of Directors approved amendments to Article I, Sections 1 and 2 of the Nash Finch Bylaws in order to permit both uncertificated and certificated ownership and transfer of shares of Nash Finch stock, as permitted by Section 158 of the Delaware General Corporation Law. Prior to the amendments, these provisions specified that certificates were to be issued to record holders of Nash Finch stock, and that transfers of stock on the books of Nash Finch would entail the surrender of an old certificate and the issuance of a new certificate. The purpose of the amendments is to enable Nash Finch to participate in the direct registration system, thereby expediting the clearing of stock transactions. A complete copy of the Nash Finch Bylaws as so amended is filed with this Report as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Nash-Finch Company Bylaws (as amended November 9, 2005)

99.1	Press Release, issued by the Registrant, dated November 9, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: November 14, 2005	By:	/s/ Kathleen E. McDermott

		Name:	Kathleen E. McDermott
		Title:	Senior Vice President and
General Counsel

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED NOVEMBER 9, 2005

Exhibit No.	Description	Method of Filing
3.1	Nash-Finch Company Bylaws (as amended November 9, 2005)	Filed electronically herewith (E)

99.1	Press Release, issued by the Registrant, dated November 9, 2005	E

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